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                                                                    Exhibit 23.8

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                          FOR VISIGENIC SOFTWARE, INC.

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated April 1, 1998 on the December 31, 1997 financial statements of Visigenic Software, Inc. included in Inprise Corporation's Form 10-K filed with the Securities and Exchange Commission on April 4, 2000.

                                          /s/ Arthur Andersen LLP

San Jose, California
April 3, 2000